                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): October 11, 2004

                           MAXIM MORTGAGE CORPORATION
               (Exact name of registrant as specified in charter)

          Delaware                     333-44586                58-3565680
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

7740 Roswell Road, Suite 400, Atlanta Georgia                      30350
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (404) 591-0675

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On October 11, 2004, Maxim Mortgage Corporation, a Delaware corporation
("MXMO") entered into an Agreement and Plan of Reorganization with Thomas
Equipment 2004, Inc. a Canadian corporation ("TE2004"), Thomas Ventures, Inc., a
Delaware corporation ("Ventures," and together with TE2004, "Thomas"), the common stockholders of TE2004 and the common stockholders of Ventures (together the "Thomas Stockholders"). Under the terms of the agreement, MXMO will acquire
100% of the common stock of Thomas in exchange for the issuance by MXMO of
17,020,000 (680,800,000 prior to a one-for-40 reverse stock split) shares of its common stock to the Thomas Stockholders. MXMO has agreed to change its name to
Thomas Equipment, Inc. and effect a one-for-40 reverse stock split of its currently outstanding common stock prior to the closing of the transaction (the
"Closing"). In addition, the current officers and directors of Thomas will assume similar positions with MXMO.

        The Closing is subject to customary terms and conditions. In addition, the
Closing is subject, to completion of a definitive agreement for the acquisition of the assets of Thomas Equipment Ltd. by Thomas. Thomas Equipment Ltd.,
www.thomasloaders.com, manufactures and distributes through a worldwide network of dealers and distributors a full line of skid steer and mini skid steer loaders as well as attachments, mobile screening plants and six models of mini excavators. In addition to its industrial and construction products it manufactures a complete line of potato harvesting and handling equipment.

        The new shares being issued to the Thomas Stockholders will constitute approximately 85% percent of the outstanding shares of MXMO upon the Closing. An additional 9.9% of MXMO's common stock will be issued in connection with financing at the time of Closing.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

10.1    Agreement and Plan of Reorganization among Maxim Mortgage Corporation,
        Thomas Equipment 2004, Inc.("TE2004"), Thomas Ventures, Inc. ("Ventures")
        and the Shareholders of TE2004 and Ventures, dated as of October 11, 2004

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MAXIM MORTGAGE CORPORATION

Date:  October 12, 2004                     /s/ Joel Arberman
                                            Joel Arberman,
                                            President

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